UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 16, 2011

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	0-50529	56-2423750
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio	45211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

On March 16, 2011, Cheviot Financial Corp. (“Cheviot Financial”), and its wholly-owned subsidiary, Cheviot Savings Bank, completed their acquisition of First Franklin Corporation (“First Franklin”) and its wholly-owned subsidiary, The Franklin Savings and Loan Company (“Franklin Savings”).  The acquisition was consummated in accordance with an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 12, 2010, by and among Cheviot Financial Corp., Cheviot Savings Bank, Cheviot Merger Subsidiary, Inc., First Franklin and Franklin Savings.

At the effective time of the acquisition, each share of common stock, par value $0.01 per share, of First Franklin (other than shares owned by First Franklin, Cheviot Financial, Cheviot Savings Bank and Merger Subsidiary) was converted into the right to receive $14.50 in cash.  Each First Franklin stock option outstanding at the time of the closing was converted into an amount of cash equal to the positive difference, if any, between $14.50 and the exercise price of such stock option.  The aggregate consideration to be paid in the acquisition (including the cancellation of stock options) totaled approximately $24.7 million in cash.

The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Current Report, respectively, and are incorporated by reference herein.

This Form 8-K amendment provides certain audited financial information of First Franklin and certain pro forma financial information of Cheviot Financial combined with First Franklin as required by Securities and Exchange Commission Rules.

Item 9.01                  Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of First Franklin as of theyears ended December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 required by this Item are set forth herein as Exhibit 99.2.

(b)
Pro Forma Financial Information.

Pro Forma Financial Information of Cheviot Financial and First Franklin combined as of and for the year ended December 31, 2010 required by this Item is set forth herein as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.                      Description

2.1
Agreement and Plan of Merger, dated as of October 12, 2010, among Cheviot Financial Corp., Cheviot Merger Subsidiary, Inc., Cheviot Savings Bank, First Franklin Corporation and The Franklin Savings and Loan Company (incorporated by reference to Cheviot Financial Corp’s Current Report on Form 8K filed with the Securities and Exchange Commission on October 13, 2011 (Commission File No. 050529))

99.1
Press Release dated March 16, 2011 (incorporated by reference to Cheviot Financial Corp’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2011 (Commission File No. 0-50529))

99.2	Audited Consolidated Financial Statements of First Franklin as of the years ended December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.3	Pro Forma Financial Information of Cheviot Financial and First Franklin combined as of and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: May 25, 2011	By: /s/ Scott T. Smith
Scott T. Smith
Chief Financial Officer